EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Forbion European Acquisition Corp. (the “Company”) on Amendment No. 2 on Form 10-Q/A to the Form 10-Q for the period from August 9 (inception) through September 30, 2021 originally filed on January 24, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Cyril Lesser, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 9, 2023

/s/ Cyril Lesser
Name: Cyril Lesser
Title: Chief Financial Officer